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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): June 27, 2003


                    CWMBS, INC., (as depositor under the
                    Pooling and Servicing Agreement, dated
                    as of June 1, 2003, providing for the
                    issuance of the CWMBS, INC., Alternative
                    Loan Trust 2003-14T1, Mortgage
                    Pass-Through Certificates, Series
                    2003-32).


                                   CWMBS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                       333-103821                95-4449516
----------------------------        ----------------       ---------------------
(State of Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

                    4500 Park Granada
                  Calabasas, California                          91302
               ---------------------------                  ----------------
                  (Address of Principal                        (Zip Code)
                    Executive Offices)

        Registrant's telephone number, including area code (818) 225-3240
                                                           ----- --------

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Item 5.       Other Events.
----          ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-32, MORGAN STANLEY & CO. INCORPORATED ("MORGAN STANLEY"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "MORGAN STANLEY Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-32, COUNTRYWIDE SECURITIES CORPORATION ("CSC") has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided MORGAN STANLEY and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the MORGAN STANLEY Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The MORGAN STANLEY Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated June 27, 2003. The CSC Computational Materials, listed as
Exhibit 99.2 hereto, are filed on Form SE dated June 27, 2003.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 24, 2003 and the prospectus supplement dated June 24, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-32.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 MORGAN STANLEY Computational Materials filed on Form SE dated June 27, 2003

     99.2 CSC Computational Materials filed on Form SE dated June 27, 2003

                                    Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWMBS, INC.




                                                      By: / s / Darren Bigby
                                                          ---------------------
                                                      Darren Bigby
                                                      Vice President


Dated:  June 27, 2003

                                  Exhibit Index
                                  -------------


Exhibit                                                                            Page
-------                                                                            ----

99.1   MORGAN STANLEY Computational Materials filed on Form SE dated June 27, 2003.   6

99.2   CSC Computational Materials filed on Form SE dated June 27, 2003.              7

                                  EXHIBIT 99.1
                                  ------------

  MORGAN STANLEY Computational Materials filed on Form SE dated June 27, 2003.

                                  EXHIBIT 99.2
                                  ------------

        CSC Computational Materials filed on Form SE dated June 27, 2003.


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